American Century Quantitative Equity Funds, Inc. Prospectus and Summary Prospectus Supplement AC Alternatives™ Equity Market Neutral Fund
Supplement dated November 1, 2015 ■ Prospectus and Summary Prospectus dated November 1, 2015

Important Notice Regarding Change in Investment Policy

Effective December 31, 2015, the following language replaces the fourth paragraph under Principal Investment Strategies on page 3 of the prospectus and page 2 of the summary prospectus:

Under normal market conditions, the fund will invest at least 80% of its net assets in equity investments.

Effective December 31, 2015, the following language replaces the fourth paragraph and equity securities definition under What are the fund's principal investment strategies? on page 6 of the prospectus:

There may be times when the fund holds a significant portion of its assets in cash or cash equivalents, although under normal market conditions the fund will invest at least 80% of its net assets in equity investments.  For purposes of this 80% policy equity investments includes both long equity positions and short equity positions.  The fund may change this 80% policy only upon 60 days’ prior written notice.

Equity investments include common stock, preferred stock, equity-equivalent securities, such as convertible securities and derivative instruments that give exposure to equities such as stock futures contracts, stock index futures contracts, equity options and swaps on equities.

The portfolio managers take long positions in equity securities that they have identified as undervalued and short positions in equity securities that they have identified as overvalued. When the fund takes a long position, it purchases a stock outright. When the fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the fund buys the same stock in the market and returns it to the lender. The fund makes money when the market price of the borrowed stock goes down and the fund is able to replace it for less than it realized by selling it earlier. Conversely, if the price of the stock goes up after the sale, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

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